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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                October 22, 2003
                                ----------------
                Date of Report (Date of Earliest Event Reported)

                             HARRIS INTERACTIVE INC.
               (Exact Name of Registrant as Specified in Charter)

        Delaware                        000-27577              16-1538028
----------------------------            ----------             ----------
(State or other jurisdiction     (Commission File Number)     (IRS Employer
     of incorporation)                                    Identification Number)

   135 Corporate Woods, Rochester, New York                14623
-----------------------------------------------        -------------
   (Address of Principal Executive Offices)              (Zip Code)


        Registrant's Telephone Number Including Area Code: (585) 272-8400
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)          EXHIBITS

             Exhibit 99.1 Press Release issued by Harris Interactive Inc. on October 22, 2003 announcing the Company's earnings for the quarter ended September 30, 2003.

ITEM 12.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 22, 2003, Harris Interactive Inc. (the "Company") issued a press release announcing its earnings for the quarter ended September 30, 2003. A copy of the press release is attached to this Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The press release includes a financial measure (EBITDA) that is a non-GAAP financial measure as defined under SEC Regulation G. EBITDA represents earnings before interest, taxes, depreciation and amortization. The Company has reported EBITDA because management believes that EBITDA, although not a GAAP measurement, is widely understood and is an additional tool that assists investors in evaluating current operating performance of the business without the effect of the non-cash depreciation and amortization expenses. Moreover, management believes that EBITDA assists management and investors in comparing period to period operating results without the effect of accounting for taxes, which in the Company's case are and will continue to be a non-cash item due to the effect of substantial net operating loss carry-forwards. Management internally monitors EBITDA to monitor cash flow unencumbered by non-cash items. While instructive, EBITDA should be considered in addition to, rather than as a substitute for, operating income, net income or cash flows from operations or any other GAAP measure of performance or liquidity. The non-GAAP measure included in our press release has been reconciled to the most directly comparable financial measure calculated in accordance with GAAP.

This information is not "filed" pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any registrations under the Securities Act of 1933. Additionally, the submission of this Report on Form 8-K is not an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.


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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HARRIS INTERACTIVE INC.
                                                 (Registrant)


                                        By:         /s/  Bruce A. Newman
                                                 --------------------------
                                        Name:    Bruce A. Newman
                                        Title:   Chief Financial Officer
                                                 (Principal Financial Officer)

Dated: October 22, 2003



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                                  EXHIBIT INDEX



EXHIBIT NO.       DESCRIPTION

99.1              Press Release issued by Harris Interactive Inc. on
                  October 22, 2003 announcing the Company's earnings for the quarter ended September 30, 2003.